UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2013

OREXIGEN THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33415	65-1178822
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3344 N. Torrey Pines Ct., Suite 200, La Jolla, CA	92037
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 875-8600

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

On June 5, 2013, at the 2013 annual meeting of stockholders of Orexigen Therapeutics, Inc. (the “Company” or “Orexigen”), the Company’s stockholders approved the Company’s 2013 Employee Stock Purchase Plan (the “ESPP”), the purpose of which plan is (i) to provide a means by which Company employees (and employees of any parent or subsidiary of the Company designated by the Company’s board of directors to participate in the ESPP) be given an opportunity to use payroll deductions for the purchase of our common stock at a discount from fair market value (the lower of (a) 85% of the fair market value of a share of common stock on the first day of the applicable offering period or (b) 85% of the fair market value of a share of common stock on the purchase date (i.e., the last day of the applicable six-month purchase period)), (ii) to assist the Company in retaining the services of its employees, (iii) to secure and retain the services of new employees, and (iv) to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates. An aggregate of 6,000,000 shares of common stock is reserved for issuance under the ESPP.

A description of the material terms of the Company’s ESPP is set forth on pages 18-22 of the Company’s Definitive Proxy Statement on Schedule 14A for the 2013 annual meeting, which was filed with the Securities and Exchange Commission (“SEC”) on April 23, 2013 and is incorporated herein by reference. That summary and the foregoing description of the ESPP are qualified in their entirety by reference to the text of the ESPP, which was filed as Exhibit 10.1 to the Company’s Form S-8 filed with the SEC on June 6, 2013 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on June 5, 2013. The following is a brief description of each matter voted upon at the meeting and the number of votes cast for, withheld or against, the number of abstentions and the numbers of broker non-votes with respect to each matter, as applicable.

1.	To elect the following three directors for a three-year term to expire at the 2016 annual meeting of stockholders:

Nominee	Shares Voted For	Voting Authority Withheld	Broker Non- Votes
Brian H. Dovey	41,014,269	22,690,104	18,479,295
David J. Endicott	63,516,917	187,456	18,479,295
Lota S. Zoth	63,448,768	255,605	18,479,295

In accordance with the above results, each nominee was elected to serve as a director.

2.	To approve the Orexigen Therapeutics, Inc. 2013 Employee Stock Purchase Plan:

For	Against	Abstain	Broker Non- Votes
59,299,428	4,366,979	37,966	18,479,295

In accordance with the above results, the Orexigen Therapeutics, Inc. 2013 Employee Stock Purchase Plan was approved.

3.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013:

For	Against	Abstain	Broker Non- Votes
81,832,245	240,376	111,047	0

In accordance with the above results, the appointment of Ernst & Young LLP was approved.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1(1)	Orexigen Therapeutics, Inc. 2013 Employee Stock Purchase Plan.

(1)	Incorporated by reference to the Registrant’s Registration Statement on Form S-8, filed with the Securities and Exchange Commission on June 6, 2013 (File No. 333-189120).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2013

	By:	/s/ Joseph P. Hagan

Joseph P. Hagan
Chief Business Officer and Acting-Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1(1)	Orexigen Therapeutics, Inc. 2013 Employee Stock Purchase Plan.

(1)	Incorporated by reference to the Registrant’s Registration Statement on Form S-8, filed with the Securities and Exchange Commission on June 6, 2013 (File No. 333-189120).